SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   Form 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 2000

                      First Federal of Olathe Bancorp, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Kansas                      000-30680               48-1226075
----------------------------     ---------------------     --------------------
(State or other jurisdiction       (SEC File Number)       (I.R.S. Employer
      of incorporation)                                     Identification No.)




Registrant's telephone number, including area code:  (913) 782-0026
                                                     --------------



                                 Not Applicable
    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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This amended Form 8-K is being filed to include Exhibit 2.

Item 4.           Change of Accountants


         On August 28, 2000, the Board of Directors of the Registrant determined to change their outside accounting firm to Baird, Kurtz & Dobson from Taylor, Perky & Parker, L.L.C. During each of the past two years, the opinion of Taylor, Perky & Parker, L.L.C. did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or principal. During the preceding two years, the Registrant had no disagreements with Taylor, Perky & Parker, L.L.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. None of the events described at Regulation 304(a)(1)(V) of Regulation S-K took place within the preceding two years. Baird, Kurtz & Dobson's engagement is effective August 28, 2000.






Item 7.  Exhibits

1.       Letter to Taylor, Perky & Parker, L.L.C. - previously filed.

2.       Letter of Taylor, Perky & Parker, L.L.C.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST FEDERAL OF OLATHE BANCORP, INC.


DATE: September 12, 2000               By:/s/ Mitch Ashlock
                                       -----------------------------------------
                                       Mitch Ashlock
                                       Chief Executive Officer

                                    Exhibit 2

                  [Letterhead of Taylor Perky & Parker, L.L.C.]

                               September 12, 2000

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE:      First Federal of Olathe Bancorp, Inc.
         First Federal Savings and Loan Association of Olathe
         File Ref. No. 0-30680

We were previously the principal accountant for First Federal of Olathe Bancorp, Inc. and, under the date of February 18, 2000, we reported on the financial statements of its wholly owned subsidiary, First Federal Savings and Loan Association of Olathe as of and for the years then ended December 31, 1999, 1998 and 1997. On August 28, 2000, our appointment as principal accountant was terminated. We have read First Federal of Olathe Bancorp, Inc.'s statements included under Item 4 of its Form 8-K dated August 28, 2000 and we agree with such statements.

                                            Very truly yours,


                                            /s/ Robert W. Parker
                                            Robert W. Parker, CPA
                                            For the Firm

Cc:      Mr. Mitch Ashlock, President
         First Federal of Olathe Bancorp, Inc.
         First Federal Savings and Loan Association of Olathe
         100 East Park Street
         Olathe, KS 66061